                                 (PNC(R) LOGO)

                             PNC LONG-SHORT FUND LLC

                          Supplement dated July 1, 2010

            to the Prospectus dated August 3, 2009, as supplemented

THIS SUPPLEMENT CONTAINS IMPORTANT CHANGES TO THE INFORMATION CONTAINED IN THE PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

A. NEW INVESTMENT ADVISER FOR PNC LONG-SHORT MASTER FUND LLC (THE "MASTER FUND")

1) Effective July 1, 2010, Robeco Investment Management, Inc. ("Robeco" or "Adviser") serves as investment adviser to the Master Fund.

     The prior investment advisory agreement for the Master Fund terminated on June 30, 2010 ("Prior Advisory Agreement"). At its meeting on June 10, 2010, the Board of Directors of the Master Fund approved an interim and new investment advisory agreement between the Master Fund, PNC Capital Advisors, LLC and Robeco. The interim investment advisory agreement became effective on July 1, 2010 and will be effective for 150 days or until the members of the PNC Long-Short Fund LLC (the "Fund") approve the new investment advisory agreement, whichever is earlier.

     Members of the Fund will be asked to approve the new investment advisory agreement with Robeco. As described in the prospectus, the Fund operates as a feeder fund in a master-feeder fund arrangement with the Master Fund. Pursuant to the requirements of the Investment Company Act of 1940, as amended, applicable to master-feeder fund arrangements, the Fund's voting rights with respect to the Master Fund will pass down to the Fund's own members. The other feeder fund of the Master Fund will also vote in accordance with instructions received from its members and/or other applicable requirements with respect to the approval of the proposal related to the Master Fund.

     The Fund expects to convene a special meeting of the Fund's members on, or about, August 31, 2010 to seek approval of the new investment advisory agreement with Robeco. The Fund's members will be sent more information about the proposed new investment advisory agreement in proxy solicitation materials expected to be mailed in July 2010.

2) Effective July 1, 2010, the second paragraph under the heading "Investment Objective" under the section "Investment Program" on page 17 of the Prospectus is deleted and replaced in its entirety with the following:

     The Fund intends to achieve its investment objective by investing substantially all of its investable assets in the Master Fund. The Master Fund intends to achieve its investment objective by investing its assets in investment strategies that when balanced with other strategies, lower the correlation of the Master Fund's total performance to the equity and fixed income markets. The Master Fund will allocate its assets among a broad group of Investment Managers, selected based on their experience and expertise in a particular investment strategy or investment strategies. For a discussion of certain investment strategies utilized by Investment Managers, See "Types of Investments and Related Risks: Investment Strategies and Related Risks."

3) Effective July 1, 2010, the information under the heading "Investment Manager Selection" under the section "INVESTMENT PROGRAM" on page 17 of the Prospectus is deleted and replaced in its entirety with the following:

INVESTMENT MANAGER SELECTION

     The Adviser analyzes and evaluates select Investment Managers, their performance records and trading methodologies, to develop a quantitative and intuitive understanding of how these Investment Managers trade, the types of market environments in which they perform best, the potential for return and expectations of risk. Investment Managers are selected on the basis of risk/return profile, correlation with traditional asset classes and liquidity. Ongoing due diligence includes monthly risk analysis, investment valuations and regular contact with Investment Managers.

     Although no particular quality is decisive, the Adviser attempts to identify Investment Managers with the following criteria:

     - Proven track record in achieving consistent, high returns superior to their appropriate benchmark and peer group;

     - Protecting capital in down market cycles, as evidenced by low downside risk and low correlation to broad market indices;

     - Strong credentials of the management team, and a consistent internal process to minimize risk and maximize a clear edge in research and trading;

     - A well-defined strategy to exploit certain market inefficiencies, to which the Investment Manager can be reasonably expected to adhere consistently;

     - Professional back-office support, including reputable auditor, custodian, administrator, lawyers and other advisers;

     -    Strong references from investors and peers; and

     -    Invested personal capital.

     Several factors comprise the Adviser's due diligence process, forming the basis for investment decisions. In general, the process is designed to assess the Investment Manager's ability to generate future returns, and its potential contribution to the Master Fund's strategy and diversification objectives. Subject to the criteria set forth above, the Adviser may select an Investment Fund for which the Investment Fund's Investment Manager pays a referral or solicitation fee to a third party, that is not affiliated with the Manager or the Adviser, for the referral of the Investment Manager to the Adviser. The amount of the referral or solicitation fee paid to the third party is typically based upon the amount of the Master Fund's investment in the Investment Fund. The fees paid by the Investment Manager to a third party do not increase the fees the Master Fund pays for investing in the Investment Fund.

4) Effective July 1, 2010, the information under the heading "Portfolio Construction and Allocation Process" under the section "Investment Program" on page 17 of the Prospectus is deleted and replaced in its entirety with the following:

     PORTFOLIO CONSTRUCTION & ALLOCATION PROCESS

     The primary focus of the Master Fund's portfolio will be with Investment Managers who focus on long/short equity investing. The Adviser will make allocations with consideration for the investment orientation of the Investment Manager. Among other things, the Adviser focuses on whether the Investment Manager invests with a value or growth orientation, in small-capitalization or large-capitalization companies, geographic focus and on the range of market exposure the Investment Manager may take. International and emerging markets investments will offer diversification from the rest of the portfolio. Investment opportunities outside of the United States are often not visible or accessible to U.S. investors and thus offer an important alternative source of investment ideas. These investments will be supplemented by investments in Investment Funds that specialize in particular sectors of the market, such as healthcare or technology or have an international focus.

     The Adviser may select Investment Managers who focus on event driven and opportunistic investments to provide another form of diversification. These Investment Managers have the flexibility to take advantage of unique or interesting investment situations that are otherwise relatively unavailable to the ordinary investor, such as corporate spin-offs, mergers and acquisition, bankruptcies and reorganizations.

     In determining allocations to Investment Managers, the Adviser will consider a number of factors including the Investment Managers' contribution to the overall strategy, market conditions, and risks to the portfolio. The Adviser will not allocate to any single Investment Manager more than 15% of the Master Fund's assets at the beginning of any calendar year.


     The Adviser has developed a disciplined and detailed program for identifying, evaluating and monitoring Portfolio Managers. After allocating assets to a Portfolio Manager, the Adviser reviews the Portfolio Manager's investment performance and other factors in determining whether allocation of the Master Fund's assets to the Portfolio Manager continues to be appropriate.

     Investments by the Master Fund are subject to certain fundamental and non-fundamental restrictions and certain investment limitations imposed by the 1940 Act. See "Investment Policies and Restrictions." For purposes of the Master Fund's investment restrictions and its investment limitations under the 1940 Act, the Master Fund will not "look through" to the underlying investments of any Investment Funds in which the Master Fund invests, since such Investment Funds are generally not registered under the 1940 Act and therefore are generally not subject to the Master Fund's investment limitations or the other investment limitations under the 1940 Act.

     Each of the Fund and the Master Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and therefore is not subject to registration or regulation as a commodity pool under the Commodity Exchange Act.

5) The information under the section "THE ADVISER" on page 46 of the Prospectus is deleted and replaced in its entirety with the following:

     The Adviser, Robeco Investment Management, Inc. ("Robeco"), a corporation organized under the laws of Delaware, is the investment adviser of the Master Fund. The Adviser is a wholly-owned subsidiary of Robeco Groep, N.V. As of March 31, 2010, Robeco had approximately $19.2 billion in assets under management. The Robeco-Sage division of Robeco had approximately $1.3 billion in assets under management. The Adviser's offices are located at 909 Third Avenue, New York, NY 10022. Prior to July 1, 2010, Advantage Advisers Management, LLC, served as investment adviser of the Master Fund ("Prior Adviser").

     The day-to-day management of the Master Fund's portfolio is the responsibility of Paul S. Platkin, the Chief Investment Officer of the Robeco-Sage division of the Adviser, and Darren S. Wolf, the Head of Research of the Robeco-Sage division of the Adviser and Andrew Rudolph, Long/Short Equity Sector Head of the Robeco-Sage division of the Adviser. Investment decisions for the Master Fund are made with the oversight of the Adviser's Investment Committee, comprised of:

JILL E. SCHURTZ, as Chairman of the Investment Committee, Ms. Schurtz is responsible for investment manager selection and determination of each manager's overall "portfolio fit."

Ms. Schurtz joined the Adviser in January 2008 and served as the firm's Chief Operating Officer until June 2010, when she assumed the role of CEO. Prior to joining the firm, she worked from July 2006 to November 2007 at Knight Equity Markets, L.P. as a Director in Research Sales, where she worked closely with research analysts and sales traders to introduce the firm's offerings to institutional clients, hedge funds, and other broker/dealers. Ms. Schurtz was also a lawyer with Skadden, Arps, Slate, Meagher, & Flom LLP for six years, including from September 2003 to July 2006, focusing on complex tax strategies relating to financial products, capital markets transactions, and mergers and acquisitions. Her other affiliations include two years as an investment banker at U.S. Bancorp Piper Jaffray in the Communications and Computing group where she was a Vice President, and the U.S. military where she served for seven years, attaining the rank of Captain. Ms. Schurtz holds a B.S. degree from the United States Military Academy, West Point and a J.D. from Columbia University School of Law. She has 12 years of investment industry experience and is admitted to practice law in New York and Illinois.

PAUL S. PLATKIN, CFA, Chief Investment Officer and Managing Director of the Robeco-Sage division of the Adviser. As a member of the Investment Committee, Mr. Platkin is responsible for manager selection, oversight of onsite manager due diligence, ongoing monitoring of managers and portfolio construction decisions, including strategy allocations, individual position sizes and exposure levels. He is ultimately responsible for the overall performance of the Investment Analyst Team.

Mr, Platkin joined Robeco in 2003 as its Chief Investment Officer. Prior to joining the Adviser, he spent 9 years at General Motors Corporation, most recently as General Director of the Absolute Return Strategies Unit of GM Asset Management. Prior to that, he was a Director and Portfolio Manager at GM Asset Management. Additional affiliations include three years as an investment banking associate at EFC Group and three years as a staff consultant at Arthur Andersen & Co. Mr. Platkin holds a BSBA from Georgetown University and an MBA in Finance/International Business from Columbia University. He has 22 years of investment industry experience.

DARREN S. WOLF, CFA, Principal of the Robeco-Sage division of the Adviser. As the Head of Research and a member of the Investment Committee, Mr. Wolf is responsible for manager selection and portfolio construction. He is also responsible for oversight of onsite manager due diligence and ongoing monitoring of managers and serves as coordinator of and mentor to the Investment Analyst Team.

Mr. Wolf was hired by Robeco-Sage in June 2001 as a member of the analytical team. Mr. Wolf is a graduate of Yeshiva University's Syms School of Business where he studied Finance and advanced work in Management Information Systems. Mr. Wolf earned his CFA Charter in 2005 and is a member of the New York Society of Security Analysts (NYSSA). He has more than nine years of investment industry experience.

GLENN SLOAT, Director of Operational Due Diligence and Vice President of the Robeco-Sage division of the Adviser. As the Director of Operational Due Diligence and a veto holding member of the Investment Committee, Mr. Sloat is responsible for the initial due diligence and ongoing monitoring of all non-investment aspects of prospective and current managers, including financial controls, operational processes, compliance, service providers, systems and infrastructure, financing and personnel.

Mr. Sloat joined Robeco-Sage in 2006. Mr. Sloat's career has been dedicated to operations, operations management and management consulting at some of the industry's leading firms, such as JPMorgan Chase, BlackRock, Arthur Andersen, Bankers Trust Company and Merrill Lynch. From 2003 to 2006, Mr. Sloat served as a Client Relationship Manager at JP Morgan Chase. Mr. Sloat's diverse background includes extensive experience in custody, trade settlement, daily and monthly fund accounting, buy-side operations, systems analysis and design, project management and securities lending. Mr. Sloat holds a B.S. degree in finance and marketing from SUNY Albany and an M.B.A. degree in finance and information technology from New York University, Stern School of Business. He has 20 years of investment industry experience.

ANDREW RUDOLPH, Senior Vice President of the Robeco-Sage division of the Adviser. As the Long/Short Equity Sector Head, Senior Long/Short Equity Analyst and member of the Investment Committee, Mr. Rudolph has primary responsibility for forming macro views regarding the L/S Equity sector, identifying and monitoring underlying hedge fund managers, and formulating and presenting investment recommendations.

Mr. Rudolph joined Robeco-Sage in 2009 as Sector Head for Long/Short Equity strategies. Prior to joining the firm, from February 2007 through December 2008, he was Head of Research and Portfolio Manager with Sirius Investment Management, where he was responsible for manager research and ongoing due diligence for a broad spectrum of fund of hedge funds products. Previously, from October 2004 through January 2007, Mr. Rudolph served as the Head of Research and Strategy Head for Credit and International Hedge Funds with Bank of America Fund of Funds. Prior affiliations include Richcourt Fund Advisors, where he conducted research in both Europe and Asia, and trading positions with Arbinet, Hess Energy Trading Company and Sempra Energy Trading. Mr. Rudolph holds a B.S. degree in Finance from State University of New York at Albany, a J.D. from Brooklyn Law School, and an MBA degree in Finance from New York University. He has 15 years of investment industry experience.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     The Adviser's compensation for the portfolio managers is a combination of a fixed salary and a bonus. The Adviser pays the portfolio managers' compensation in cash. The amount of salary and bonus paid to the portfolio managers is based on a variety of factors, including the financial performance of the Adviser, investment performance of the Master Fund and of other accounts managed by the Adviser, execution of managerial responsibilities, quality of client interactions and teamwork support. As part of their compensation, portfolio managers also have 401k plans that enable them to direct a percentage of their pre-tax salary and bonus into a tax-qualified retirement plan. Certain portfolio managers are also eligible to participate in certain profit-sharing plans, and, beginning in 2009, a part of all employees' bonuses were paid in deferred compensation.

     The Adviser believes that its compensation packages are sufficient to attract and retain the highest quality employees. The compensation packages are competitive with those in the industry and they have been able to attract key senior-level people and retain key employees since they began managing the Master Fund.

     The bonuses for portfolio managers are not tied to performance of any account or accounts managed by the Adviser.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

     The following table sets forth information about funds and accounts other than the Master Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of June 4, 2010.

                                        REGISTERED
                                  INVESTMENT COMPANIES     POOLED INVESTMENT       OTHER ACCOUNTS
                                      MANAGED BY THE      VEHICLES MANAGED BY       MANAGED BY THE
                                    PORTFOLIO MANAGER    THE PORTFOLIO MANAGER    PORTFOLIO MANAGER
                                  --------------------  ----------------------  --------------------
NAME OF FUND'S PORTFOLIO MANAGER  NUMBER  TOTAL ASSETS  NUMBER   TOTAL ASSETS   NUMBER  TOTAL ASSETS
--------------------------------  ------  ------------  ------  --------------  ------  ------------
Paul S. Platkin                       8   $252,334,000      8   $1,007,515,000      1    $20,976,000
Darren S. Wolf                        8   $252,334,000      8   $1,007,515,000      1    $20,976,000
Jill Schurtz                          8   $252,334,000      8   $1,007,515,000      1    $20,976,000
Glenn Sloat                           8   $252,334,000      8   $1,007,515,000      1    $20,976,000
Andrew Rudolph                      N/A            N/A    N/A              N/A    N/A            N/A

                                    REGISTERED INVESTMENT        POOLED INVESTMENT            OTHER ACCOUNTS
                                   COMPANIES MANAGED BY THE     VEHICLES MANAGED BY           MANAGED BY THE
                                       PORTFOLIO MANAGER       THE PORTFOLIO MANAGER        PORTFOLIO MANAGER
                                  -------------------------  -------------------------  -------------------------
                                               TOTAL ASSETS               TOTAL ASSETS               TOTAL ASSETS
                                  NUMBER WITH      WITH      NUMBER WITH      WITH      NUMBER WITH      WITH
                                  PERFORMANCE   PERFORMANCE  PERFORMANCE   PERFORMANCE  PERFORMANCE   PERFORMANCE
                                     -BASED        -BASED       -BASED        -BASED       -BASED       -BASED
NAME OF FUND'S PORTFOLIO MANAGER      FEES          FEES         FEES          FEES         FEES         FEES
--------------------------------  -----------  ------------  -----------  ------------  -----------  ------------
Paul S. Platkin                         0           N/A            4      $140,330,000         0          N/A
Darren S. Wolf                          0           N/A            4      $140,330,000         0          N/A
Jill Schurtz                            0           N/A            4      $140,330,000         0          N/A
Glenn Sloat                             0           N/A            4      $140,330,000         0          N/A
Andrew Rudolph                        N/A           N/A          N/A               N/A       N/A          N/A

     Investment decisions at the Adviser are made by the Investment Committee. A consensus must be reached before an investment decision is made. The committee holds regular meetings to discuss the investment portfolios, and their exposure in terms of risk, strategy, and geographic region, and to review forthcoming investment decisions.

     The various funds and accounts that the Adviser manages have similar strategy allocations and all use the same investment process. Potential conflicts of interest may arise between a portfolio manager's management of the Master Fund and management of other accounts due to scarce capacity. The Adviser allocates capacity in underlying hedge funds on an equitable basis across all the funds it manages. From time to time, underlying managers are represented in each investment portfolio giving rise to a potential conflict of interest. To counter these conflicts of interest, the Adviser has adopted formal Allocation Policies to ensure that investment opportunities are allocated fairly among all funds and accounts the Adviser manages.

     The Allocation Policies deal with, amongst other things, the testing of the suitability of an investment for each portfolio the Adviser manages, the determination of the ability of each portfolio to make an investment as well as the restrictions on manager capacity, the judging of portfolio need by the Strategy Selection & Allocation Committee, the judging of the allocation amongst suitable portfolios by the Manager Selection Committee and the documentation of such committee decisions in committee minutes.

SECURITY OWNERSHIP OF PORTFOLIO MANAGER

As of March 31, 2010, no portfolio manager was the beneficial owner of any securities in the Fund or the Master Fund and the Robeco-Sage division of the Adviser does not hold or seek to hold an ownership position in any hedge fund manager with whom it does business. The firm does not receive fees or any other form of compensation from underlying hedge fund managers.

Robeco-Sage's U.S.-based affiliates, Robeco Weiss, Peck & Greer and Robeco Boston Partners, also manage several single strategy hedge fund products. It is their policy not to invest in the single strategy hedge funds managed by these affiliates, Robeco Group, or any other related entities. To avoid any potential conflict of interest, they have never invested, nor do they ever plan to invest in hedge funds controlled by any related entity. Additionally, Robeco-Sage does not share confidential or proprietary manager data or other information with external entities and/or Robeco's other divisions.

6) Effective July 1, 2010, the term "Adviser" and "Investment Advisory Agreement" throughout the section entitled "Investment Advisory Agreement" of the prospectus beginning on page 48 is changed to "Prior Adviser" and "Prior Advisory Agreement," respectively.

B. THE PORTION OF THE CHART LABELED "OFFICERS WHO ARE NOT DIRECTORS" UNDER THE HEADING "DIRECTORS AND OFFICERS" UNDER THE SECTION "MANAGEMENT OF THE FUND" ON PAGE 41 OF THE PROSPECTUS IS DELETED AND REPLACED IN ITS ENTIRETY WITH THE
FOLLOWING:

                             POSITION WITH THE
                            FUND AND THE MASTER
                            FUND AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
NAME AND AGE OF OFFICER         TIME SERVED                           IN THE PAST 5 YEARS
-----------------------    --------------------   ----------------------------------------------------------
Kevin A. McCreadie--49     President since        President and Chief Executive Officer, PNC Capital
                           inception to           Advisors, LLC (formerly PNC Capital Advisors, Inc.), since
                           present                March 2004; Chief Investment Officer of PNC Capital
                                                  Advisors, LLC since 2002; Chief Investment Officer of PNC
                                                  Asset Management Group since 2007; Executive Vice
                                                  President of PNC Bank, N.A. since 2007; Partner of Brown
                                                  Investment Advisory & Trust Company, 1999-2002.

                             POSITION WITH THE
                            FUND AND THE MASTER
                            FUND AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
NAME AND AGE OF OFFICER         TIME SERVED                           IN THE PAST 5 YEARS
-----------------------    --------------------   ----------------------------------------------------------
Jennifer E. Spratley--41   Vice President         Managing Director and Head of Fund Administration, PNC
                           since March 2008       Capital Advisors, LLC (formerly PNC Capital Advisors,
                           Treasurer from         Inc.) since 2007; Treasurer, PNC Capital Advisors, Inc.,
                           September 2007 to      September 2007 - September 2009; Unit Leader, Fund
                           June 2010              Accounting and Administration, SEI Investments Global
                                                  Funds Services 2005 to 2007; Fund Accounting Director, SEI
                                                  Investments Global Funds Services 1999 to 2007.

George L. Stevens--59      Assistant Vice         Director - CCO Services, Beacon Hill Fund Services, Inc.
                           President and Chief    (distributor services, chief compliance officer services
                           Compliance Officer     and/or chief financial officer services) since 2008; Vice
                           since 2008 to          President, Citi Fund Services Ohio, Inc. 1995-2008.
                           present

John F. Kernan--45         Treasurer since        Senior Vice President and Director of Financial Fund
                           June 2010 to present   Administration, PNC Capital Advisors, LLC (formerly
                                                  Allegiant Asset Management Company), since July 2004;
                                                  Senior Vice President, National City Bank, June 2004 -
                                                  September 2009; Senior Director of Fund Administration,
                                                  State Street Bank and Trust Company, 1998 - 2004.

Jennifer E. Vollmer--38    Secretary              Senior Counsel, PNC since 2007; Secretary, PNC Capital
                           since inception to     Advisors, LLC (formerly, PNC Capital Advisors, Inc.),
                           present                since 2001.

Savonne L. Ferguson--36    Assistant Secretary    Vice President and Director of Regulatory Fund
                           since inception to     Administration, PNC Capital Advisors, LLC (formerly, PNC
                           present                Capital Advisors, Inc.) since 2010; Vice President, PNC
                                                  Capital Advisors, Inc. 2007-2009; Assistant Vice
                                                  President, PNC Capital Advisors, Inc. 2002-2007.

David C. Lebisky--38       Assistant Secretary    Vice President and Senior Director, Regulatory
                           since June 2010 to     Administration, BNY Mellon Investment Servicing (US) Inc.
                           present                (formerly, PNC Global Investment Servicing (US) Inc.)
                                                  since January 2007; Vice President and Director, PNC
                                                  Global Investment Servicing (US) Inc., 2002-2007.

C. NAME CHANGE OF CERTAIN SERVICE PROVIDERS

     PFPC Trust Company, the custodian of the Fund and Master Fund, and PNC Global Investment Servicing (U.S.) Inc., the sub-administrator and escrow agent for the Fund and the Master Fund, were acquired by The BNY Mellon Corporation from The PNC Financial Services Group, Inc. on July 1, 2010. On that date, the name of PNC Global Investment Servicing (U.S.) Inc. was changed to BNY Mellon Investment Servicing (US) Inc. In late 2010 or early 2011 the name of PFPC Trust Company will also be changed.

 Please contact the PNC Long-Short Fund at (800) 239-0418 for more information.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                    SP-PLSF-0710